INTERMEDIATE
                                MUNI FUND, INC.

                                                              Semi-Annual Report
                                                              June 30, 2002

Intermediate
Muni Fund, Inc.

[PHOTO OMITTED]                           [PHOTO OMITTED]

Heath B. McLendon                         Peter M. Coffey
Chairman                                  Vice President

Dear Shareholder,

We are pleased to provide the semi-annual report for Intermediate Muni Fund, Inc. ("Fund") for the period ended June 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

The Board of Directors of Intermediate Muni Fund, Inc. has approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in intermediate-term, investment-grade municipal obligations with remaining maturities at the time of investment of less than 15 years. Previously, the Fund's management policies stated that the Fund would invest at least 80% of its total assets in such securities.

On January 28, 2002, Intermediate Muni Fund, Inc. issued and sold 2,000 shares of Municipal Auction Rate Cumulative Preferred Stock, valued at $50 million. The Fund used the proceeds from this sale to invest in municipal obligations that meet its investment objectives. In general, closed-end funds such as Intermediate Muni Fund, Inc. issue preferred stock when the Fund's managers believe investment opportunities exist that could increase the Fund's yield. Of course, along with potentially increasing the Fund's yield, leveraging techniques such as this may also increase the potential for share price volatility and market risk.

In general, leveraging techniques such as this are beneficial in periods when interest rates are declining and short-term rates are substantially lower than intermediate- and long-term rates, as leveraging tends to enhance both net asset value and yield. In periods of rising interest rates, however, the opposite typically happens: drops in net asset value per share are magnified, as falling prices on the increased asset base are spread over the same amount of common shares outstanding. Additionally, the yield advantage diminishes as short-term rates rise closer to the yields of the Fund's longer-term holdings.


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Intermediate Muni Fund, Inc.                                                   1

Performance Update

During the period, the Fund paid income dividends totaling $0.28 per share to common shareholders. The table below details the annualized distribution rate and the six-month total return for the Fund based on its June 30, 2002 net asset value ("NAV") per share and the American Stock Exchange ("AMEX") closing price.(1)

           Price                      Annualized                Six-Month
         Per Share                Distribution Rate(2)        Total Return(2)
      ---------------             --------------------        ---------------
        $10.27 (NAV)                      5.61%                    3.53%
        $9.87 (AMEX)                      5.84%                    4.20%

During the period, the Fund generated a return based on NAV of 3.53%. In comparison, the Lipper Inc. ("Lipper")(3) peer group of general and insured municipal bond closed-end funds (unleveraged) returned 3.67% based on NAV. Please note that past performance is not indicative of future results.

Investment Objective

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with prudent investing.(4) The Fund invests primarily in intermediate term, investment grade municipal obligations with remaining maturities at the time of investment of less than 15 years. The Fund seeks to maintain a dollar-weighted average portfolio effective maturity of between three and 10 years. Municipal obligations may have all types of interest rate and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

----------
(1) The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the Fund's common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by supply of and demand for the Fund's shares.
(2) Total returns are based on changes in net asset value or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.048 for 12 months. The rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3)   Lipper is an independent mutual fund-tracking organization.
(4) Certain investors may be subject to the Federal Alternative Minimum Tax ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.


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2                                        2002 Semi-Annual Report to Shareholders

Market Review

Although the economy may struggle for another quarter or so, we believe that it is on the road to recovery and should gain momentum by late 2002. Inflation remained subdued during the period. Therefore, we believe the Federal Open Market Committee ("FOMC")(5) will probably not raise the federal funds rate ("fed funds rate")(6) until signs of a sustainable recovery - such as stronger growth in corporate profits, an increase in capital spending and rising employment levels - appear.

One obstacle to this recovery could be lingering skepticism among some investors about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases as executives check and double-check their financial reports before releasing them. We believe these accounting problems may be causing a drag on the general economy. However, we also believe that corporate profits could improve enough by late 2002 and early 2003 to exceed investor expectations.

Municipal Bond Market and Fund Outlook

In general, we believe the municipal bond market should continue to provide an alternative to money market instruments(7) and a jittery equity market in the near term. One reason municipal bond prices remained relatively low during the period (compared to other periods in the past) is that there was roughly $290 billion in new issuance in 2001 - the second-highest level on record. These high levels of supply helped keep prices low. While the heavy supply of new municipal bond issues continued this year, we believe it could subside over the next year or two, which could help municipal bonds offer competitive returns versus many other securities in the fixed income market.

Because we believe the U.S. economy is currently in the early stages of an economic recovery, we do not anticipate an increase in short-term interest rates anytime soon. We project stable-to-declining long-term rates, possibly through the end of the summer. While we have some concerns about an improving economy and a weakening dollar eventually putting pressure on bonds, we anticipate that fixed income markets should perform well as long as geopolitical risk is high and corporate malaise continues.

----------
(5) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(6) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge. The fed funds rate often points to the direction of U.S. interest rates.
(7) Money market instruments typically carry less risk than municipal bond funds.


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Intermediate Muni Fund, Inc.                                                   3

We continue to pay close attention to credit quality, as many states and municipalities face future budget challenges caused by a depressed stock market and shrinking tax revenues. This weaker revenue picture could have credit rating implications for many states, especially states that rely heavily on capital gains taxes as a source of income.

Going forward, we plan to continue emphasizing higher coupon structures with good credit quality. The yield curve(8) steepened during the second quarter. Therefore, we believe the best values are in somewhat longer high-coupon bonds with shorter call-adjusted effective maturities. We believe that this approach could provide volatility comparable to intermediate-term bonds, but with the potential for yields more comparable to those available on long-term issues.

Thank you for investing in Intermediate Muni Fund, Inc. We appreciate your continued trust and confidence.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                                   Peter M. Coffey
Chairman                                            Vice President

July 29, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.

----------
(8) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


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4                                        2002 Semi-Annual Report to Shareholders

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 28. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


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Intermediate Muni Fund, Inc.                                                   5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Education -- 10.3%
$ 1,000,000  A++     Arizona Educational Loan Marketing Corp., Educational Loan
                       Revenue, Sub-Series, 6.625% due 9/1/05 (b)                        $  1,014,630
    800,000  AAA     Ball State University of Indiana, University Revenue, Series K,
                       FGIC-Insured, 5.750% due 7/1/20                                        850,504
                     Colorado Educational and Cultural Facilities Authority Revenue,
                       Charter School:
  1,000,000  Baa3*        Community Education Center, (Bromley East Project A),
                            7.000% due 9/15/20                                              1,030,600
    500,000  Baa2*        University Lab School Project, 6.125% due 6/1/21                    502,520
                     Greenville County, SC School District, Installment Purchase
                       Revenue, (Building Equity Sooner Tomorrow Project):
  2,000,000  AA-          5.875% due 12/1/19                                                2,139,100
  2,000,000  AA-          6.000% due 12/1/21                                                2,137,340
    650,000  BBB     Illinois Development Finance Authority Revenue, (Chicago
                       Charter School Foundation Project A), 5.250% due 12/1/12               643,806
  1,000,000  AAA     Jenison, MI Public Schools, FGIC-Insured, 5.500% due 5/1/20            1,048,670
    500,000  A       Massachusetts State Development Finance Agency Revenue,
                       Curry College, Series A, ACA-Insured, 6.000% due 3/1/20                527,810
    350,000  A*      Montana State Higher Education Student Assistance Corp.,
                       Student Loan Revenue, Series B, 7.050% due 6/1/04 (b)                  360,539
                     Nebhelp Inc. Revenue, NE MBIA-Insured:
  1,000,000  Aaa*      Junior Sub-Series A-6, 6.450% due 6/1/18 (b)                         1,104,310
  2,000,000  Aaa*      Senior Sub-Series A-5A, 6.200% due 6/1/13 (b)                        2,222,980
    500,000  A3*     New England Education Loan Marketing Corp., MA Student
                       Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (b)                      578,210
  1,465,000  A++     New Mexico Educational Assistance Foundation, Student Loan
                       Revenue, First Sub-Series A-2, 5.950% due 11/1/07 (b)                1,554,673
  1,000,000  AAA     Philadelphia, PA School District, Series A, FSA-Insured,
                       5.500% due 2/1/23                                                    1,036,100
  1,350,000  AAA     Pittsburgh, PA School District, FSA-Insured, 5.375% due 9/1/16         1,486,039
  1,000,000  AAA     Southwest Higher Education Authority Inc., TX (Southern
                       Methodist University Project), AMBAC-Insured,
                       5.500% due 10/1/19                                                   1,051,910
-----------------------------------------------------------------------------------------------------
                                                                                           19,289,741
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 14.0%
    215,000  AAA     Anderson County, SC Hospital Facilities Revenue,
                       7.125% due 8/1/07                                                      238,091
  2,000,000  AAA     Atlanta, GA Metropolitan Rapid Transit Authority, Sales Tax
                       Revenue, Series E, 7.000% due 7/1/11                                 2,412,340
    105,000  AAA     Birmingham, AL Medical Clinic Board Revenue, Baptist
                       Medical Centers, 8.300% due 7/1/08                                     120,226
    955,000  AAA     Boston, MA Water & Sewer Community Revenue, (Escrowed
                       with state and local government securities),
                       10.875% due 1/1/09                                                   1,214,999
     60,000  AAA     Cabell, Putnam & Wayne Counties, WV Single-Family Residence
                       Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10                       69,348

                       See Notes to Financial Statements.


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6                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 14.0% (continued)
$ 1,500,000  NR      California Statewide COP, Community Development Authority
                       Revenue Refunding, Hospital Triad Healthcare, (Escrowed with
                       state and local government securities), 6.250% due 8/1/06         $  1,638,855
     30,000  A3*     Colorado Health Facilities Authority Revenue Refunding, Rocky
                       Mountain Adventist Health Center, (Escrowed with state and
                       local government securities), 6.250% due 2/1/04                         31,999
  1,150,000  AAA     Conneaut, PA School District, AMBAC-Insured, 9.500% due 5/1/12         1,477,968
                     Illinois Health Facilities Authority Revenue:
    795,000  AAA       Methodist Medical Center Project, 9.000% due 10/1/10                   970,250
  1,165,000  AAA       Ravenswood Hospital Medical Center Project,
                          7.250% due 8/1/06                                                 1,279,566
    720,000  AAA     Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12                   841,082
  1,200,000  BBB+++  Klamath Falls, OR Intercommunity Hospital Authority Revenue,
                       (Merle West Medical Center Project), 8.000% due 9/1/08               1,427,052
    355,000  AAA     Lake County, OH Hospital Improvement Revenue, (Lake
                       County Memorial Hospital Project), 8.625% due 11/1/09                  424,889
    225,000  AAA     Lee County, FL Southwest Florida Regional Airport Revenue,
                       MBIA-Insured, 8.625% due 10/1/09                                       270,450
    420,000  AAA     Lima, OH Hospital Revenue, St. Rita Hospital of Lima,
                       7.500% due 11/1/06                                                     467,418
  1,300,000  NR      Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                       9.625% due 7/1/13                                                    1,708,889
    180,000  AAA     Louisiana Public Facilities Authority, Hospital Revenue Refunding,
                       (Southern Baptist Hospital Inc. Project), 8.000% due 5/15/12           217,597
    405,000  AAA     Madison County, IN Industrial Hospital Authority, Facilities
                       Revenue, (Community Hospital of Anderson Project),
                       9.250% due 1/1/10                                                      497,607
                     Maricopa County, AZ Hospital Revenue:
    225,000  AAA       Samaritan Health Service, 7.625% due 1/1/08                            255,910
    910,000  AAA       St. Luke's Hospital Medical Center Project, 8.750% due 2/1/10        1,099,426
    420,000  AAA     Metropolitan Nashville, TN Airport Authority, Tennessee Airport
                       Revenue, MBIA-Insured, 7.500% due 7/1/05                               443,163
    100,000  Aaa*    Nacogdoches County, TX Hospital District Revenue,
                       9.000% due 5/15/04                                                     109,565
    149,000  AAA     New Jersey State Turnpike Authority Revenue, (Escrowed with
                       state and local government securities), 10.375% due 1/1/03             155,413
  1,000,000  AAA     North Carolina Municipal Power Agency No. 1, Catawba
                       Electricity Revenue, 10.500% due 1/1/10                              1,277,270
                     Ohio State Water Development Authority Revenue:
  3,260,000  AAA       9.375% due 12/1/10 (d)                                               4,002,595
    310,000  AAA       Safe Water, Series III, 9.000% due 12/1/10                             355,015
    435,000  AAA     Orange County, FL Health Facilities Authority Revenue,
                       Adventist Health System, (Southern Adventist Hospital Project),
                       8.750% due 10/1/09                                                     525,245
    175,000  AAA     Philadelphia, PA Hospitals Authority Revenue, Thomas Jefferson
                       University Hospital, 7.000% due 7/1/08                                 196,019
    240,000  AAA     Ringwood Borough, NJ Sewer Authority Special Obligation,
                       9.875% due 7/1/13                                                      303,965

                       See Notes to Financial Statements.


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Intermediate Muni Fund, Inc.                                                   7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 14.0% (continued)
$    20,000  AAA     Salt Lake County, UT Water Conservancy Distribution Revenue,
                       Series A, MBIA-Insured, 10.875% due 10/1/02                       $     20,460
    120,000  AAA     San Francisco, CA Airport Improvement Corp., Lease Revenue,
                       United Airlines Inc., 8.000% due 7/1/13                                148,662
     35,000  AAA     San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                       AMBAC-Insured, 11.500% due 5/1/11                                       48,367
    440,000  AAA     Southwestern, IL Development Authority, Hospital Revenue
                       Refunding, (Wood River Township Hospital Project),
                       6.875% due 8/1/03                                                      452,197
    470,000  NR      Tom Green County, TX Hospital Authority, 7.875% due 2/1/06               519,439
    980,000  Aa1*    Washington State Public Power Supply System,
                       (Nuclear Project No. 1), Series C, 7.750% due 7/1/03                 1,039,221
-----------------------------------------------------------------------------------------------------
                                                                                           26,260,558
-----------------------------------------------------------------------------------------------------
General Obligation -- 9.2%
    500,000  AAA     Anchorage, AK GO, Refunding, FGIC-Insured,
                       6.000% due 10/1/14                                                     578,155
  1,000,000  AA      Central Falls, RI GO, 5.875% due 5/15/15                               1,090,770
  1,000,000  AAA     Chicago, IL GO, Refunding, AMBAC-Insured, 6.100% due 1/1/03            1,022,620
  1,000,000  AA      Harvey, IL GO, Refunding, 6.700% due 2/1/09                            1,099,310
  1,310,000  AAA     Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/14                    1,422,202
  1,130,000  Aaa*    Lancaster, MA GO, AMBAC-Insured, 5.375% due 4/15/17                    1,211,078
  1,500,000  AAA     Massachusetts State GO, MBIA-Insured, FLAIRS,
                       9.590% due 5/1/09 (e)                                                1,872,150
  2,400,000  Aa2*    Minnehaha County, SD GO, Limited Tax Certificates,
                       5.625% due 12/1/20                                                   2,520,336
  2,000,000  AAA     Montgomery County, MD GO, Refunding, 5.250% due 10/1/14                2,175,720
  3,010,000  AA+     Ohio State GO, Conservation Projects, Series A,
                       5.250% due 9/1/13                                                    3,248,663
  1,000,000  AAA     Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/15                       1,062,990
-----------------------------------------------------------------------------------------------------
                                                                                           17,303,994
-----------------------------------------------------------------------------------------------------
Hospital -- 19.1%
    230,000  Baa3*   Allentown, PA Area Hospital Authority Revenue, Sacred Heart
                       Hospital of Allentown, Series A, 6.200% due 11/15/03                   228,321
  1,500,000  BBB++   Arkansas State Development Finance Authority, Hospital Revenue,
                       Washington Regional Medical Center, 7.000% due 2/1/15                1,597,680
    650,000  AAA     Calcasieu Parish, LA Memorial Hospital Service District Hospital
                       Revenue, (Lake Charles Memorial Hospital Project),
                       Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                       746,876
    650,000  A-      Chatham County, GA Hospital Authority Revenue, Memorial
                       Health Medical Center, Series A, 6.000% due 1/1/17                     678,288
    640,000  NR      Clayton County, GA Development Authority Revenue, First
                       Mortgage, Senior Care Group Inc., (Bayberry Project A),
                       6.750% due 7/1/10 (f)                                                  160,000
    545,000  A3*     Colorado Health Facilities Authority Revenue, Rocky Mountain
                       Adventist Health Center, 6.250% due 2/1/04                             571,738
  2,000,000  AA      Connecticut State Health & Educational Facilities Authority
                       Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21               2,053,040

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Hospital -- 19.1% (continued)
$   945,000  NR      Coweta County, GA Development Authority Revenue,
                       First Mortgage, (Senior Care Group Inc. Pointe Project A),
                       Series A, 6.750% due 7/1/10 (f)                                   $    236,250
  2,000,000  BBB     Cuyahoga County, OH Hospital Facility Revenue,
                       (Canton Inc. Project), 6.750% due 1/1/10                             2,187,780
    710,000  BBB+    Denver, CO Health & Hospital Authority, Healthcare Revenue,
                       Series A, 6.250% due 12/1/16                                           751,343
                     Harris County, TX Hospital District Revenue Refunding,
                       MBIA-Insured:
  1,000,000  AAA          6.000% due 2/15/15                                                1,108,880
    125,000  AAA          6.000% due 2/15/16                                                  137,981
  2,000,000  A       Hawaii State Department of Budget & Finance, Special Purpose
                       Revenue, Kapiolani Health Care System, 6.400% due 7/1/13             2,061,360
  1,445,000  BBB+++  Henderson, NV Health Care Facility Revenue, Catholic
                       Healthcare West, Series A, 6.200% due 7/1/09                         1,558,649
  1,300,000  BBB     Illinois Health Facilities Authority Revenue Refunding,
                       Friendship Village of Schaumburg, 6.650% due 12/1/06                 1,316,081
  1,000,000  A1*     Iowa Finance Authority, Health Care Facilities Revenue,
                       Genesis Medical Center, 6.250% due 7/1/20                            1,039,470
    350,000  B3*     Langhorne Manor Borough, PA Higher Education & Health
                       Authority Revenue, Lower Bucks Hospital, 6.750% due 7/1/02             350,000
  1,625,000  NR      Lee Memorial Health System Board of Directors, FL Hospital
                       Revenue, FSA-Insured, FLAIRS, 9.971% due 4/1/10 (e)                  1,972,133
    405,000  A-++    Lees Summit, MO IDA, Health Facilities Revenue,
                       (John Knox Village Project), 5.750% due 8/15/11                        428,518
     25,000  BBB-    Louisiana Public Facilities Authority Revenue, (General Health
                       Systems Project), 6.800% due 11/1/16                                    25,707
  1,000,000  AAA     Maryland State Health & Higher Education Facilities Authority
                       Revenue Refunding, (Mercy Medical Center Project),
                       FSA-Insured, 6.500% due 7/1/13                                       1,174,490
    370,000  AAA     Massachusetts State Development Finance Agency Revenue,
                       Series A, GNMA-Collateralized, 6.700% due 10/20/21                     424,246
  2,000,000  BBB     Massachusetts State Health & Educational Facilities Authority
                       Revenue, Caritas Christi Obligation, Series B, 6.500% due 7/1/12     2,153,800
  1,305,000  AAA     Massachusetts State Industrial Finance Agency, Assisted
                       Living Facility Revenue, (Arbors at Amherst Project),
                       GNMA-Collateralized, 5.750% due 6/20/17 (b)                          1,408,304
  1,000,000  A-      New Hampshire Health & Educational Facilities Authority Revenue,
                       Covenant Healthcare System, 6.500% due 7/1/17                        1,088,460
  1,390,000  NR      New York City, NY IDA, Civic Facilities Revenue Refunding,
                       (New York Community Hospital Brooklyn), 6.875% due 11/1/10           1,381,577
  2,000,000  B2*     Oklahoma Developmental Finance Authority Revenue Refunding,
                       Hillcrest Healthcare System, Series A, 5.625% due 8/15/19            1,530,460
                     Orange County, FL Health Facilities Authority Revenue:
  2,500,000  AAA       Adventist Health Care, FSA-Insured, 6.050% due 11/15/07              2,583,775
    935,000  NR        First Mortgage, Health Care Facilities, 8.750% due 7/1/11              952,419
  1,000,000  NR      Rainbow City, AL Special Health Care Facilities Financing
                       Authority, Regency Pointe Inc., Series B, 7.250% due 1/1/06          1,011,980

                       See Notes to Financial Statements.


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Intermediate Muni Fund, Inc.                                                   9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Hospital -- 19.1% (continued)
$   620,000  BBB-    Rhode Island State Health & Educational Building Corp.,
                       Revenue Refunding, Roger Williams Hospital Financing,
                       5.400% due 7/1/13                                                 $    572,043
  1,490,000  A-      Sayre, PA Health Care Facilities Authority Revenue, Guthrie
                       Healthcare System, Series A, 6.250% due 12/1/18                      1,584,883
    850,000  Baa2*   Tomball, TX Hospital Authority Revenue, Tomball Regional
                       Hospital, 5.750% due 7/1/14                                            863,107
-----------------------------------------------------------------------------------------------------
                                                                                           35,939,639
-----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.9%
  1,000,000  A3*     Bexar County, TX Housing Finance Corp., Multi-Family Housing
                       Revenue Refunding, Nob Hill Apartments, Series A,
                       6.000% due 6/1/21                                                      979,480
    425,000  AAA     Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                       Apartments, Series A, FHA-Insured, 7.300% due 11/15/07                 462,357
    910,000  Baa2*   Dallas, TX Housing Corp., Capital Projects Refunding,
                       7.700% due 8/1/05                                                      911,674
                     El Paso County, TX Housing Finance Corp., Multi-Family
                       Housing Revenue:
    360,000  A3*          American Village Communities, Series A,
                            6.250% due 12/1/24                                                358,258
    280,000  Baa3*        La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30                288,926
    585,000  AAA     Grand Prairie, TX Housing Finance Corp., Multi-Family Housing
                       Revenue, (Landings of Carrier Project A), GNMA-Collateralized,
                       6.650% due 9/20/22                                                     629,829
    420,000  AA      Hudson County, NJ Improvement Authority, Multi-Family
                       Housing Revenue, (Observer Park Project), Series A,
                       FNMA-Collateralized, 6.600% due 6/1/04 (b)                             439,425
  1,175,000  A3*     Lubbock, TX Housing Finance Corp., Multi-Family Housing
                       Revenue, (Las Colinas Quality Creek Apartments),
                       6.000% due 7/1/22                                                    1,175,869
  1,470,000  A++      Lynchburg, VA Redevelopment & Housing Authority,
                       Multi-Family Housing Revenue Refunding, (Princeton Circle
                       Association Project), 6.250% due 12/1/10                             1,472,499
    500,000  Aaa*    Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                       (Bay Club at Mesa Cove Project), Series A, MBIA-Insured,
                       5.700% due 9/1/20                                                      515,915
    680,000  A2*     McMinnville, TN Housing Authority Revenue Refunding,
                       First Mortgage, Beersheba Heights, 6.000% due 10/1/09                  731,068
                     Mount Vernon, IL Elderly Housing Corp., First Lien Revenue:
    185,000  Ba3*      7.875% due 4/1/03                                                      185,845
    200,000  Ba3*      7.875% due 4/1/04                                                      200,686
    215,000  Ba3*      7.875% due 4/1/05                                                      215,729
    235,000  Ba3*      7.875% due 4/1/06                                                      235,627
    250,000  Ba3*      7.875% due 4/1/07                                                      250,545
    270,000  Ba3*      7.875% due 4/1/08                                                      270,610

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.9% (continued)
                     Tarrant County, TX Housing Finance Corp. Revenue,
                       Multi-Family Housing, Westridge:
$   750,000  A3*          Senior Series A, 6.000% due 6/1/21                             $    731,753
    475,000  Baa3*        Sub-Series C, 8.500% due 6/1/31                                     462,992
    580,000  BBB++   Tulsa, OK Housing Assistance Corp., Multi-Family Revenue,
                       7.250% due 10/1/07 (b)                                                 589,883
-----------------------------------------------------------------------------------------------------
                                                                                           11,108,970
-----------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.5%
     85,000  A1*     Ford County, KS Single-Family Mortgage Revenue Refunding,
                       Series A, FHA-Insured, 7.900% due 8/1/10                                87,661
     85,000  AA      Juneau, AK City & Borough Home Mortgage Revenue Refunding,
                       Mortgage-Backed Securities Program, FNMA-Collateralized,
                       8.000% due 2/1/09                                                       86,621
  1,385,000  AA      Massachusetts State Housing Finance Agency, Single-Family
                       Housing Revenue, Series 38, 7.200% due 12/1/26 (b)                   1,446,120
    235,000  AAA     Missouri State Housing Development Community Mortgage
                       Revenue, Series C, GNMA/FNMA-Collateralized,
                       7.450% due 9/1/27 (b)                                                  255,647
    565,000  AAA     Pima County, AZ IDA, Single-Family Mortgage Revenue,
                       Series A, GNMA/FNMA/FHLMC-Collateralized,
                       7.100% due 11/1/29 (b)                                                 610,432
    150,000  AAA     St. Louis County, MO Single-Family Mortgage Revenue,
                       MBIA-Insured, 6.750% due 4/1/10                                        150,033
    850,000  AAA     Texas State Department of Housing and Community Affairs,
                       Home Mortgage Revenue, RIBS, Series C-2, GMNA/FNMA/
                       FHLMC-Collateralized, 11.822% due 7/2/24 (b)(e)                        990,939
  1,000,000  AA+     Virginia State Housing Development Authority,
                       Commonwealth Mortgage, Series H, Sub-Series H-1,
                       6.100% due 7/1/03                                                    1,025,780
-----------------------------------------------------------------------------------------------------
                                                                                            4,653,233
-----------------------------------------------------------------------------------------------------
Industrial Development -- 8.5%
  1,000,000  NR      Alaska Industrial Development & Export Authority Revenue,
                       Williams Lynxs Alaska Cargoport, 8.000% due 5/1/23 (b)               1,044,980
    535,000  C*      Bourbonnais, IL IDR Refunding, (KMart Corp. Project),
                       6.600% due 10/1/06                                                     337,050
  1,500,000  AAA     Des Moines, IA IDR Refunding, (The Printer Inc. Project),
                       LOC-Mercantile Bank/Federal Home Loan Bank,
                       6.375% due 9/1/09                                                    1,532,595
  1,500,000  BBB     Dickinson County, MI Economic Development Corp., Solid Waste
                       Disposal Revenue Refunding, Champion International Corp.,
                       6.550% due 3/1/07                                                    1,546,830
  1,000,000  A+      Kanawha County, WV Commercial Development Revenue
                       Refunding, (May Department Stores Co. Project),
                       6.500% due 6/1/03                                                    1,032,660
  2,000,000  A1*     LaCrosse, WI Resource Recovery Revenue Refunding,
                       (Northern States Power Co. Project), 6.000% due 11/1/21 (b)          2,193,440

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Industrial Development -- 8.5% (continued)
$ 1,300,000  AA      Massachusetts State Development Finance Agency Revenue,
                       Worcester Redevelopment Authority Issue,
                       6.000% due 6/1/24                                                 $  1,387,490
  1,000,000  BBB+    Ohio State Air Quality Development Authority Revenue,
                       Environmental Improvement, (USX Corp. Project),
                       5.000% due 11/1/15                                                   1,023,140
  1,000,000  AAA     Pennsylvania State IDR, Economic Development Revenue,
                       AMBAC-Insured, 5.500% due 7/1/21                                     1,049,660
  1,000,000  Baa3*   Rockbridge County, VA IDA Revenue, Virginia Horse Center,
                       Series C, 6.850% due 7/15/21                                         1,022,910
    795,000  A       South Dakota Economic Development Finance Authority,
                       Economic Development Revenue, APA Optics, Series A,
                       6.750% due 4/1/16 (b)                                                  861,359
  1,300,000  NR      Suffolk County, NY IDA, Civic Facility Revenue, (Eastern Long
                       Island Hospital Association Project A), 7.750% due 1/1/22            1,292,239
  1,500,000  NR      Wasco County, OR Solid Waste Disposal Revenue, (Waste
                       Connections Inc. Project), 7.000% due 3/1/12 (b)                     1,556,280
-----------------------------------------------------------------------------------------------------
                                                                                           15,880,633
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 6.9%
  1,500,000  NR      Barona Band of Mission Indians, CA 8.250% due 1/1/20                   1,600,710
  1,410,000  A1*     District of Columbia, Tobacco Settlement Financing Corp.,
                       6.250% due 5/15/24                                                   1,435,831
  1,360,000  A       Illinois Development Finance Authority Revenue,
                       East St. Louis, 6.875% due 11/15/05                                  1,487,051
    645,000  BBB++   Indianapolis, IN Economic Development Refunding &
                       Improvement Revenue, National Benevolent Association,
                       6.900% due 10/1/04                                                     661,886
  1,500,000  A1*     Louisiana Tobacco Settlement Financing Corp. Revenue,
                       Series 2001B, 5.500% due 5/15/30                                     1,389,420
  1,690,000  AAA     Monroe, LA Sales & Use Tax Revenue, FGIC-Insured,
                       5.625% due 7/1/25                                                    1,781,294
     60,000  NR      Orlando, FL Special Assessment Revenue, (Conroy Road
                       Interchange Project), Series B, 5.250% due 5/1/05                       60,292
  1,000,000  NR      Orlando, FL Urban Community Development District,
                       Capital Improvement, Series B, 6.400% due 5/1/10                     1,014,620
  1,500,000  BBB+    Puerto Rico Housing Bank & Finance Agency,
                       7.500% due 12/1/06                                                   1,689,000
  1,785,000  A1*     South Carolina Tobacco Settlement Revenue Management
                       Authority, Series B, 6.000% due 5/15/22                              1,764,044
-----------------------------------------------------------------------------------------------------
                                                                                           12,884,148
-----------------------------------------------------------------------------------------------------
Pollution Control -- 1.8%
  2,000,000  Aa3*    Brazos River, TX Harbor Navigation District, Brazoria
                       County, PCR, (BASF Corp. Project), 6.750% due 2/1/10                 2,343,580
  1,000,000  AAA     Monroe County, MI PCR, (Detroit Edison Co. Project), Series A,
                       AMBAC-Insured, 6.350% due 12/1/04 (b)                                1,097,410
-----------------------------------------------------------------------------------------------------
                                                                                            3,440,990
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Pre-Refunded (g) -- 1.9%
$ 2,000,000  Aaa*    Chicago, IL Metropolitan Water Reclamation District,
                       Capital Improvement, Series A, (Escrowed with state and
                       local government securities to 12/1/12 Call @ 101),
                       5.500% due 12/1/14                                                $  2,201,040
     55,000  AAA     Oklahoma State Industrial Authority Revenue, Oklahoma Health
                       Care Corp., Series A, FGIC-Insured, (Call 5/1/07 @ 100),
                       9.125% due 11/1/08                                                      65,495
    820,000  Aaa*    Philadelphia, PA Hospital Authority Revenue, (United Hospital
                       Inc. Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08                 973,037
    330,000  NR      San Leandro, CA Redevelopment Agency, Residential Mortgage
                       Revenue, (Call 10/1/04 @ 100), 11.250% due 4/1/13                      388,120
-----------------------------------------------------------------------------------------------------
                                                                                            3,627,692
-----------------------------------------------------------------------------------------------------
Public Facilities -- 2.1%
                     DeKalb County, IN Industrial Redevelopment Authority
                       Revenue, (Mini-Mill LOC Public Improvement Project A):
  1,000,000  A-           6.250% due 1/15/08                                                1,082,630
  1,350,000  A-           6.250% due 1/15/09                                                1,456,758
  2,500,000  AAA     Metropolitan Pier & Exposition Authority, IL Dedicated State
                       Tax Revenue, Capital Appreciation Refunding, (McCormick
                       Place Project B), MBIA-Insured, step bond to yield
                       5.200% due 6/15/17                                                   1,506,400
-----------------------------------------------------------------------------------------------------
                                                                                            4,045,788
-----------------------------------------------------------------------------------------------------
Transportation -- 9.0%
  1,855,000  A       Connecticut State Special Obligation, Parking Revenue,
                       Bradley International Airport, Series A, ACA-Insured,
                       6.375% due 7/1/12 (b)                                                2,003,344
  1,500,000  AAA     Connecticut State Special Tax Obligation Revenue, FSA-Insured,
                       FLAIRS, 9.369% due 10/1/09 (e)                                       1,789,230
  5,000,000  BBB-    Connector 2000 Association, SC Toll Road Revenue,
                       Capital Appreciation, Series B, zero coupon due 1/1/15               1,666,450
  2,000,000  AAA     Dallas, TX Area Rapid Transit Sales Tax Revenue, Sr. Lien,
                       AMBAC-Insured, 5.375% due 12/1/16                                    2,118,800
  1,500,000  BB-     Dallas/Fort Worth, TX International Airport Facility, Improvement
                       Corp. Revenue Refunding, American Airlines Inc., Series C,
                       6.150% due 5/1/29 (b)                                                1,344,135
  2,035,000  AAA     Dallas/Fort Worth, TX Regional Airport Revenue Refunding,
                       Series A, FGIC-Insured, 7.750% due 11/1/03                           2,192,529
  1,855,000  AAA     Delaware River Port Authority of Pennsylvania and New Jersey,
                       FSA-Insured, FLAIRS, 9.608% due 1/1/10 (e)                           2,171,945
  1,000,000  Aaa*    Harrisburg, PA Parking Authority, Parking Revenue, FSA-Insured,
                       5.500% due 5/15/20                                                   1,054,440
  4,825,000  BBB-    Pocahontas Parkway Association, VA Toll Road Revenue,
                       Capital Appreciation, Series B, zero coupon due 8/15/19              1,124,997
    595,000  NR      Sanford, FL Airport Authority IDR, (Central Florida
                       Terminals Inc. Project A), 7.500% due 5/1/06 (b)                       599,415

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                              VALUE
-----------------------------------------------------------------------------------------------------
Transportation -- 9.0% (continued)
                     Tulsa, OK Municipal Airport Revenue Refunding, Series B:
$   500,000  BB-       6.000% due 6/1/35 (b)                                             $    434,225
    500,000  BB-       5.650% due 12/1/35 (b)                                                 425,770
-----------------------------------------------------------------------------------------------------
                                                                                           16,925,280
-----------------------------------------------------------------------------------------------------
Utilities -- 2.6%
  2,000,000  AAA     Energy Northwest Washington Electric Revenue, (Project No. 3),
                       Series A, FSA-Insured, 5.500% due 7/1/18                             2,105,240
    500,000  A       Georgia Municipal Electric Authority, Power System Revenue,
                       Series X, 6.500% due 1/1/12                                            572,190
  1,000,000  NR      Klamath Falls, OR Electric Revenue Refunding, Sr. Lien,
                       5.750% due 1/1/13                                                    1,007,340
  1,000,000  BBB+++  North Carolina Eastern Municipal Power Agency, Power
                       System Revenue, Series D, 6.450% due 1/1/14                          1,092,680
     20,000  Aa1*    Washington State Public Power Supply System, (Nuclear
                       Project No. 1), Series C, 7.750% due 7/1/03                             21,209
-----------------------------------------------------------------------------------------------------
                                                                                            4,798,659
-----------------------------------------------------------------------------------------------------
Water and Sewer -- 6.2%
  1,445,000  AA-     Charleston, SC Waterworks and Sewer Revenue,
                       5.250% due 1/1/16                                                    1,529,128
  1,000,000  AAA     El Paso, TX Water and Sewer Revenue Refunding and
                       Improvement, Series A, FSA-Insured, 6.000% due 3/1/15                1,134,020
  2,000,000  AA+++   Fort Worth, TX Water and Sewer Revenue, 5.625% due 2/15/17             2,152,920
  1,000,000  AAA     Gainesville, GA Water and Sewer Revenue, FSA-Insured,
                       5.375% due 11/15/20                                                  1,041,380
  2,000,000  AAA     Philadelphia, PA Water and Wastewater Revenue, Series B,
                       FGIC-Insured, 5.250% due 11/1/14                                     2,155,260
  1,765,000  AAA     Pueblo, CO Bridge Waterworks, Water Revenue Improvement,
                       Series A, FSA-Insured, 6.000% due 11/1/14                            2,002,128
  1,485,000  Aaa*    Spanish Fork City, UT Water Revenue, FSA-Insured,
                       5.500% due 6/1/16                                                    1,597,711
-----------------------------------------------------------------------------------------------------
                                                                                           11,612,547
-----------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $182,616,626**)                                          $187,771,872
=====================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d)   Security has been segregated for open futures contracts commitments.
(e) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(f)   Security is currently in default.
(g) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 and 16 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B      -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
C          -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  15

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA         -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.
A          -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB        -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR         -- Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA     -- American Capital Assurance
AMBAC   -- AMBAC Indemnity Corporation
CGIC    -- Capital Guaranty Insurance Company
CONNIE  -- College Construction Loan
  LEE      Insurance Association
COP     -- Certificate of Participation
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Agency
IDR     -- Industrial Development Revenue
INDLC   -- Industrial Indemnity Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds
VRDD    -- Variable Rate Daily Demand


--------------------------------------------------------------------------------
16                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited) June 30, 2002
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $182,616,626)                           $ 187,771,872
    Receivable for securities sold                                             6,947,449
    Interest receivable                                                        3,294,838
    Receivable from broker - variation margin                                      9,375
    Receivable from manager (Note 3)                                               3,491
----------------------------------------------------------------------------------------
    Total Assets                                                             198,027,025
----------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                           3,891,578
    Payable to bank                                                              170,248
    Dividends payable                                                            152,099
    Accrued preferred stock distribution payable                                  12,086
    Accrued expenses                                                              17,330
----------------------------------------------------------------------------------------
    Total Liabilities                                                          4,243,341
----------------------------------------------------------------------------------------
Series M Municipal Auction Rate Cumulative Preferred Stock
    (2,000 shares authorized and issued at $25,000 per share) (Note 8)        50,000,000
----------------------------------------------------------------------------------------
Total Net Assets                                                           $ 143,783,684
========================================================================================

NET ASSETS:
    Par value of capital shares                                            $      14,005
    Capital paid in excess of par value                                      141,233,797
    Undistributed net investment income                                          683,948
    Accumulated net realized loss from security transactions                  (3,269,718)
    Net unrealized appreciation of investments and futures contracts           5,121,652
----------------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $10.27 a share on 14,004,750 capital shares of
    $0.001 par value outstanding; 100,000,000 capital shares authorized)   $ 143,783,684
========================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  17

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
    Interest                                                        $ 5,372,858
-------------------------------------------------------------------------------
EXPENSES:
    Management fee (Note 3)                                             550,269
    Auction fees                                                         50,058
    Audit and legal                                                      25,514
    Shareholder communications                                           19,910
    Shareholder and system servicing fees                                16,611
    Custody                                                              13,942
    Listing fees                                                          8,580
    Registration fees                                                     7,602
    Pricing service fees                                                  3,294
    Directors' fees                                                         362
    Other                                                                 4,886
-------------------------------------------------------------------------------
    Total Expenses                                                      701,028
-------------------------------------------------------------------------------
Net Investment Income                                                 4,671,830
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
    Realized Loss From:
      Security transactions (excluding short-term securities)          (189,106)
      Futures contracts                                                (560,218)
-------------------------------------------------------------------------------
    Net Realized Loss                                                  (749,324)
-------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation:
      Beginning of period                                             3,206,673
      End of period                                                   5,121,652
-------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                           1,914,979
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         1,165,655
-------------------------------------------------------------------------------
Distributions Paid to Municipal Auction Rate Cumulative
    Preferred Stockholders From Net Investment Income                  (306,746)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 5,530,739
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                     2002             2001
===============================================================================================
OPERATIONS:
  Net investment income                                          $   4,671,830    $   7,771,750
  Net realized gain (loss)                                            (749,324)         707,073
  Increase (decrease) in net unrealized appreciation                 1,914,979         (601,846)
  Distributions paid to Municipal Auction Rate Cumulative
    Preferred Stockholders from net investment income                 (306,746)              --
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             5,530,739        7,876,977
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income                                             (3,928,332)      (7,730,624)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions Paid to Common Stock Shareholders                 (3,928,332)      (7,730,624)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Underwriting commissions and expenses from the issuance of
    Municipal Auction Rate Cumulative Preferred Stock (Note 8)        (778,731)              --
  Treasury stock acquired                                                   --             (621)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                           (778,731)            (621)
-----------------------------------------------------------------------------------------------
Increase in Net Assets                                                 823,676          145,732

NET ASSETS:
  Beginning of period                                              142,960,008      142,814,276
-----------------------------------------------------------------------------------------------
  End of period*                                                 $ 143,783,684    $ 142,960,008
===============================================================================================
* Includes undistributed net investment income of:               $     683,948    $     247,196
===============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Intermediate Muni Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly to shareholders of funds legally available to shareholders; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the net asset value of the Fund's Common Stock is determined by dividing the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock


--------------------------------------------------------------------------------
20                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

and (3) accumulated and unpaid dividends on the outstanding Municipal Auction Rate Cumulative Preferred Stock issue; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective January 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, interest income increased by $40,236, net realized loss increased by $2,313 and the change in net unrealized appreciation of investments decreased by $37,923.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $115,848,448
--------------------------------------------------------------------------------
Sales                                                                 71,421,775
================================================================================

At June 30, 2002 aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 7,498,576
Gross unrealized depreciation                                        (2,343,330)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 5,155,246
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2002, the Fund had the following open futures contracts:

                               # of                       Basis         Market     Unrealized
                             Contracts   Expiration       Value          Value        Loss
=============================================================================================
To Sell:
U.S. 10 Year Treasury Note      100         9/02       $10,689,844    $10,723,438   $(33,594)
=============================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the


--------------------------------------------------------------------------------
22                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Capital Shares

At June 30, 2002, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001 per share.

On January 4, 2000, the Fund commenced a share repurchase plan. Since the inception of the plan, the Fund repurchased shares totalling 156,042 with a total cost of $1,341,478. For the six months ended June 30, 2002, the Fund did not repurchase any shares.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Municipal Auction Rate Cumulative Preferred Stock

On February 24, 2002, the Fund issued 2,000 shares of Series M, of Municipal Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.20%-1.70% for the six months ended June 30, 2002.

The ARCPS are redeemable under certain conditions by the fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended June 30, 2002, SSB earned $50,058 as the broker/dealer.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

9. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,448,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                               2006               2007               2008
================================================================================
Carryforward Amounts         $38,000           $1,897,000          $513,000
================================================================================


--------------------------------------------------------------------------------
24                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                         2002(1)          2001          2000          1999          1998          1997
========================================================================================================================
Net Asset Value,
  Beginning of Period                  $   10.21       $   10.20     $    9.89     $   10.61     $   10.64     $   10.47
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                  0.33            0.56          0.55          0.53          0.55          0.57
  Net realized and
    unrealized gain (loss)(2)               0.09              --          0.28         (0.71)         0.01          0.28
  Distributions paid to Municipal
     Auction Rate Cumulative
     Preferred Stockholders from
     net investment income                 (0.02)             --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                           0.40            0.56          0.83         (0.18)         0.56          0.85
------------------------------------------------------------------------------------------------------------------------
Gains From Repurchase of
  Treasury Stock                              --            0.00*         0.02            --            --            --
------------------------------------------------------------------------------------------------------------------------
Underwriting Commission and
  Expenses of Issuance of
  Municipal Auction Rate
  Cumulative Preferred Stock               (0.06)             --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
Distributions Paid To Common Stock
Shareholders From:
  Net investment income                    (0.28)          (0.55)        (0.54)        (0.53)        (0.55)        (0.57)
  In excess of net investment income          --              --            --            --            --         (0.01)
  Net realized gains                          --              --            --         (0.01)        (0.04)        (0.10)
------------------------------------------------------------------------------------------------------------------------
Total Distributions Paid to Common
  Stock Shareholders                       (0.28)          (0.55)        (0.54)        (0.54)        (0.59)        (0.68)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $   10.27       $   10.21     $   10.20     $    9.89     $   10.61     $   10.64
------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                           4.20%++        17.17%        11.90%       (17.10)%        7.05%        13.42%
------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)                        3.53%++         6.01%         9.68%        (1.39)%        5.50%         8.49%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)   $     144       $     143     $     143     $      83     $      89     $      89
========================================================================================================================


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                         2002(1)          2001          2000          1999          1998          1997
========================================================================================================================
Ratios to Average Net Assets Based
on Common Shares Outstanding(4):
  Net investment income(2)                  6.60%+          5.35%         5.47%         5.17%         5.10%         5.42%
  Auction fees                              0.07+             --            --            --            --            --
  Operating expenses                        0.92+           0.80          0.78          0.77          0.76          0.74
  Total expenses                            0.99+           0.80          0.78          0.77          0.76          0.74
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       39%             36%           45%           54%           42%           58%
------------------------------------------------------------------------------------------------------------------------
Market Price, End of Period            $    9.87       $    9.75     $    8.81     $   8.375     $  10.688     $  10.563
========================================================================================================================

(1)   For the six months ended June 30, 2002 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended June 30, 2002, the annualized ratio of net investment income to average net assets would have been 6.55%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
26                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                    AMEX             Net Asset        Dividends     Reinvestment
Period         Closing Price*         Value*            Paid            Price
================================================================================

  2000
January             $8.63            $ 9.83            $0.044           $8.64
February             8.50              9.87             0.044            8.46
March                8.56             10.00             0.044            8.54
April                8.44              9.92             0.045            8.50
May                  8.56              9.84             0.045            8.64
June                 8.88             10.00             0.045            8.91
July                 9.38             10.05             0.046            9.28
August               9.13             10.13             0.046            9.08
September            8.81             10.06             0.046            8.84
October              8.69             10.12             0.046            8.73
November             8.88             10.08             0.046            8.90
December             8.81             10.20             0.046            9.24

  2001
January              9.69             10.24             0.046            9.52
February             9.40             10.24             0.046            9.48
March                9.55             10.28             0.046            9.44
April                9.37             10.18             0.046            9.42
May                  9.60             10.24             0.046            9.63
June                 9.58             10.26             0.046            9.60
July                 9.62             10.36             0.046            9.71
August               9.73             10.47             0.046            9.72
September            9.65             10.40             0.046            9.79
October              9.72             10.47             0.046            9.80
November             9.65             10.36             0.046            9.48
December             9.75             10.21             0.046            9.59

  2002
January              9.70             10.21             0.046            9.67
February             9.69             10.29             0.046            9.67
March                9.50             10.02             0.046            9.52
April                9.59             10.16             0.048            9.58
May                  9.70             10.18             0.048            9.75
June                 9.87             10.27             0.048            9.95
================================================================================
* On the last business day of the month.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  27

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to


--------------------------------------------------------------------------------
28                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  29

--------------------------------------------------------------------------------
       INTERNEDIATE
     MUNI FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

State Street Bank and Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

INTERMEDIATE
MUNI FUND, INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD0633 8/02                                                              02-3638